SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 24, 2007


                             MICREL, INCORPORATED
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                                  CALIFORNIA
                ----------------------------------------------
                (State or Other Jurisdiction of Incorporation)


                 0-25236                            94-2526744
        -------------------------           -------------------------
        (Commission File Number)                 (I.R.S. Employer
                                                 Identification No.)

                2180 Fortune Drive, San Jose, CA            95131
           ---------------------------------------------------------
           (Address of Principal Executive Offices)       (Zip Code)


                                (408) 944-0800
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                     INFORMATION TO BE INCLUDED IN REPORT

Item 5.02(b) Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers

   On May 24, 2007, Donald Livingstone retired from the Company's Board of Directors. Mr. Frank W. Schneider has replaced Mr. Livingstone on the Board, and as a member of the Company's Compensation Committee. Mr. Schneider has assumed the role of Chairperson of the Compensation Committee. Mr. Neil Miotto has replaced Mr. Livingstone on the Company's Audit Committee, assuming the role of chairperson.


                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MICREL, INCORPORATED
                                          (the Registrant)


                                        By: /s/ Richard D. Crowley
                                            -------------------------
                                            Richard D. Crowley
                                            Vice President, Finance and
                                            Chief Financial Officer
                                            (Principal Financial and
                                             Accounting Officer)

Dated:  May 30, 2007